SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 March 29, 1995

                    ________________________________________


                           THERMO PROCESS SYSTEMS INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                        1-9549                           04-2925807
   (State or other               (Commission                  (I.R.S. Employer
   jurisdiction of               File Number)           Identification Number)
   incorporation or
   organization)


   12068 Market Street                                                   48150
   Livonia, Michigan                                                (Zip Code)
   (Address of principal executive offices)


                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
PAGE

   Item 2.  Acquisition or Disposition of Assets
            ------------------------------------

        On March 29, 1995, Beheersmaatschappij J. Amerika N.V. ("J. Amerika"), a 65%-owned subsidiary of Thermo Process Systems Inc. (the "Company"), acquired all of the issued and outstanding capital stock of Refining and Trading Holland B.V., which conducts business under the name "North Refinery" ("North Refinery"), from Stalt Holding B.V., a Dutch petroleum trading company ("Stalt Holding"). North Refinery specializes in processing "off-spec" and contaminated petroleum fluids into usable products such as gas oil, diesel oil and fuel oil.

        The purchase price for North Refinery's stock was NLG 9,568,000 (approximately $5,618,000) and 228,570 shares of J. Amerika's capital stock, valued at NLG 1,327,000 (approximately $857,000). J. Amerika has also agreed to pay, after the fifth anniversary date of the closing, an amount equal to 20% of the amount by which the cumulative pretax profits of North Refinery's business over the five-year period ending on such anniversary exceeds NLG 5,000,000.

        The acquisition was made pursuant to a Stock Purchase Agreement (the "Agreement") entered into on March 29, 1995 by and among the Company, J. Amerika, Stalt Holding and three shareholders of Stalt Holding. The purchase price was based on the Company's determination of the fair market value of North Refinery's business, and the terms of the Agreement were determined by arms' length negotiation among the parties.

        The Company has no present intention to use North Refinery's plant, equipment or other assets for purposes materially different from the purposes for which such assets were used prior to the acquisition. However, the Company will review North Refinery's business and assets, corporate structure, capitalization, operations, properties, policies, management and personnel and, upon completion of this review, may develop alternative plans or proposals, including mergers, transfers of a material amount of assets or other transactions or changes relating to such business.

        J. Amerika financed the acquisition of North Refinery from working capital. North Refinery's gross revenues are estimated to be NLG 15,000,000 (approximately $9,700,000) for the fiscal year ending March 31, 1995.


   Item 7. Financial Statements, Pro Forma Combined Condensed Financial Information and Exhibits

            (a) Financial Statements of Business Acquired: as it is
                impracticable to file such information at this time, it will be filed by amendment within the period specified by Item 7(a)(4) of Form 8-K.

            (b) Pro Forma Combined Condensed Financial Information: as it is
                impracticable to file such information at this time, it will be filed by amendment within the period specified by Item 7(b)(2) of Form 8-K.





                                        2
PAGE

            (c) Exhibits

                1. Stock Purchase Agreement entered into on March 29, 1995, by and among Stalt Holding, B.V., Beheersmaatschappij J. Amerika N.V., A.J. Van Es, J.B. Van Es and D.A. Slager, and Thermo Process Systems Inc.





















































                                        3
PAGE

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 31st day of March 1995.



                                             THERMO PROCESS SYSTEMS INC.


                                             By: John P. Appleton
                                                 President and
                                                 Chief Executive Officer









































   AA950890055


                                        4